UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 15, 2020

John Bean Technologies Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 West Madison Street, Suite 4400
Chicago, IL 60602
(Address of principal executive offices, including Zip Code)
(312) 861-5900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Forms 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	JBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 15, 2020, the Board of Directors of John Bean Technologies Corporation (the “Company”) approved, effective May 15, 2020, an amendment and restatement of the John Bean Technologies Executive Severance Pay Plan, as previously amended and restated effective January 1, 2013 (the “Amended and Restated Severance Plan”), which is available as a benefit to executive officers and other specified employees of the Company.   The Amended and Restated Severance Plan includes amendments to the prior plan as follows:  (1)  clarification that the Amended and Restated Severance Plan does not apply to an executive that has severance benefits provided through an employment agreement with the Company; (2) confirmation that any temporary salary reductions will be disregarded under the terms of the Amended and Restated Severance Plan; and (3) revision of the list of disqualifying events that would cause a participant to be ineligible to receive benefits under the Amended and Restated Severance Plan.
The above description is a summary of the terms of the Amended and Restated Severance Plan and is subject to and qualified in its entirety by the terms of the Amended and Restated Severance Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders virtually. At the meeting, the Company’s stockholders voted on three proposals and cast their votes as described below. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2020.
Proposal 1

The Company’s stockholders re-elected three individuals to the Board of Directors for a term of three years or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Against	Abstentions	Broker Non-Votes
Barbara L. Brasier	29,213,671	533,197	60,675	862,469
Thomas W. Giacomini	29,304,283	443,246	60,014	862,469
Polly B. Kawalek	29,380,177	366,706	60,660	862,469

Proposal 2

The Company’s stockholders approved, on an advisory basis, the Company’s named executive officer compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,473,950	307,348	26,245	862,469

Proposal 3

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,480,320	120,880	68,812	0

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	John Bean Technologies Executive Severance Pay Plan (amended and restated effective May 15, 2020).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John Bean Technologies Corporation

Date: May 20, 2020	By:	/s/ Brian A. Deck
	Name	Brian A. Deck
	Title	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)